CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION 5/19/2005

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 33.6% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,801
Total Outstanding Loan Balance	$547,544,396*	Min	Max
Average Loan Current Balance	$195,482	$6,247	$753,756
Weighted Average Original LTV	81.6%**
Weighted Average Coupon	7.10%	4.99%	13.75%
Arm Weighted Average Coupon	6.94%
Fixed Weighted Average Coupon	8.06%
Weighted Average Margin	6.20%	3.04%	10.29%
Weighted Average FICO (Non-Zero)	633
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	86.3%
% Fixed	13.7%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$552,175,075]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Scheduled Balance	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
<= 50,000	415	10,267,057	1.9	10.55	338	607	93.1	95.8	96.6	95.2	41.4
50,001 - 100,000	342	26,301,205	4.8	8.43	347	594	75.0	85.7	91.8	50.3	38.1
100,001 - 150,000	360	43,933,021	8.0	7.72	355	597	77.5	88.4	95.0	34.4	40.4
150,001 - 200,000	567	99,256,873	18.1	6.99	356	626	67.5	93.8	98.8	11.1	41.9
200,001 - 250,000	360	79,950,193	14.6	6.95	357	636	61.7	94.5	97.8	7.6	42.6
250,001 - 300,000	212	57,892,223	10.6	7.01	357	642	52.4	95.1	99.0	4.7	42.8
300,001 - 350,000	112	36,322,704	6.6	6.89	357	646	54.6	94.0	97.5	10.6	42.9
350,001 - 400,000	176	66,502,587	12.1	6.77	357	642	46.4	90.4	96.1	6.2	43.2
400,001 - 450,000	102	43,377,946	7.9	6.76	357	652	34.8	88.4	93.2	6.0	43.1
450,001 - 500,000	75	35,916,784	6.6	6.73	357	641	50.5	87.5	94.7	6.7	42.3
500,001 - 550,000	34	17,931,651	3.3	6.77	357	646	44.3	89.8	93.9	11.7	39.5
550,001 - 600,000	16	9,165,141	1.7	6.64	358	634	55.8	86.8	100.0	12.3	41.8
600,001 - 750,000	28	19,221,256	3.5	6.96	358	642	42.4	88.6	96.1	0.0	45.0
750,001 - 800,000	2	1,505,756	0.3	6.77	358	613	49.9	69.8	100.0	49.9	40.6
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Current Rate (%)	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
0.01 - 5.00	5	1,873,196	0.3	5.00	357	623	100.0	72.2	100.0	0.0	38.7
5.01 - 5.50	66	17,133,214	3.1	5.35	357	679	79.6	94.5	100.0	1.8	42.5
5.51 - 6.00	285	75,460,338	13.8	5.83	356	668	69.5	95.6	99.4	1.2	42.5
6.01 - 6.50	355	91,460,588	16.7	6.31	356	658	58.7	94.5	99.2	7.9	43.0
6.51 - 7.00	534	143,963,585	26.3	6.80	357	640	50.8	91.7	98.0	10.9	42.1
7.01 - 7.50	360	78,730,250	14.4	7.29	357	617	55.1	89.3	95.1	16.6	42.4
7.51 - 8.00	271	52,001,621	9.5	7.80	356	596	57.2	87.5	92.2	20.3	40.8
8.01 - 8.50	151	23,502,402	4.3	8.28	354	583	68.4	87.2	94.3	19.2	40.6
8.51 - 9.00	184	24,372,259	4.5	8.78	354	582	55.2	86.5	96.2	20.7	40.9
9.01 - 9.50	90	9,200,844	1.7	9.25	355	573	54.0	84.6	88.2	31.0	40.8
9.51 - 10.00	120	9,087,741	1.7	9.80	352	588	44.3	86.6	78.8	53.8	41.2
10.01 - 10.50	64	5,302,939	1.0	10.30	351	640	31.4	96.7	96.1	30.8	42.6
10.51 - 11.00	102	8,994,119	1.6	10.70	351	628	34.0	94.9	94.8	39.8	44.9
11.01 - 11.50	52	2,911,063	0.5	11.24	340	626	46.9	98.5	97.5	53.5	43.4
11.51 - 12.00	120	2,748,839	0.5	11.74	346	592	96.7	95.2	87.9	89.4	43.0
12.01 - 12.50	16	259,309	0.0	12.21	283	603	100.0	97.8	69.9	100.0	39.0
12.51 - 13.00	8	237,228	0.0	12.78	344	569	53.1	78.7	39.5	39.5	34.6
13.01 - 13.50	1	24,990	0.0	13.50	358	632	0.0	100.0	100.0	100.0	24.9
13.51 - 14.00	17	279,872	0.1	13.69	353	576	100.0	96.5	100.0	100.0	41.2
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
FICO	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Unavailable	1	183,714	0.0	7.29	358	0	100.0	80.0	100.0	0.0	37.5
451 - 475	1	95,411	0.0	10.25	295	457	100.0	90.0	100.0	100.0	0.0
476 - 500	1	82,085	0.0	10.13	291	498	100.0	86.6	100.0	0.0	20.0
501 - 525	71	10,684,838	2.0	8.64	352	517	55.8	73.6	86.7	16.2	38.5
526 - 550	225	35,974,692	6.6	8.28	356	539	60.3	76.5	93.5	11.8	41.7
551 - 575	262	43,664,099	8.0	7.63	356	564	77.5	80.5	95.8	15.4	41.3
576 - 600	456	60,830,476	11.1	7.56	356	588	74.5	90.9	96.8	19.5	42.5
601 - 625	548	94,795,347	17.3	7.09	356	613	70.6	93.4	97.3	19.7	42.6
626 - 650	477	105,929,664	19.3	6.84	356	639	58.1	94.6	96.2	13.1	42.3
651 - 675	322	75,239,101	13.7	6.85	356	663	43.9	95.0	98.0	10.8	42.0
676 - 700	190	54,440,229	9.9	6.70	356	686	38.4	96.3	98.1	8.2	42.0
701 - 725	125	33,093,264	6.0	6.42	357	712	44.9	95.4	97.2	9.1	42.9
726 - 750	73	18,734,337	3.4	6.54	357	736	38.8	96.9	97.7	5.4	42.5
751 - 775	38	11,141,146	2.0	6.36	356	761	25.4	91.1	95.6	8.0	42.3
776 - 800	10	2,387,992	0.4	6.67	349	781	45.9	93.0	97.5	4.4	40.9
801 - 825	1	268,000	0.0	5.99	358	802	100.0	80.0	100.0	0.0	36.8
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Original LTV (%) *	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
<= 50.000	28	3,136,280	0.6	6.90	330	597	49.7	40.5	86.3	50.0	34.9
50.001 - 55.000	22	5,059,791	0.9	7.31	344	613	33.4	52.9	77.1	28.1	39.6
55.001 - 60.000	20	3,774,489	0.7	7.79	357	589	17.2	62.3	71.0	12.9	38.2
60.001 - 65.000	52	10,519,253	1.9	8.00	354	575	27.8	63.8	60.3	10.0	37.9
65.001 - 70.000	85	19,090,741	3.5	7.41	355	579	33.8	71.5	82.8	8.6	39.9
70.001 - 75.000	129	26,574,904	4.9	7.34	355	603	46.4	79.9	96.6	15.9	41.4
75.001 - 80.000	1,248	295,788,850	54.0	6.72	357	648	55.1	96.3	99.3	4.3	42.7
80.001 - 85.000	233	48,502,881	8.9	7.36	357	601	65.0	86.8	97.9	18.6	42.1
85.001 - 90.000	402	91,662,763	16.7	7.19	355	629	69.4	91.5	95.7	25.0	42.4
90.001 - 95.000	94	15,898,706	2.9	7.47	353	632	77.1	94.7	98.0	16.3	41.3
95.001 - 100.000	488	27,535,737	5.0	9.20	351	636	71.5	99.8	100.0	62.5	41.9
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
CombinedLTV (%) *	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
<= 50.000	28	3,136,280	0.6	6.90	330	597	49.7	40.5	86.3	50.0	34.9
50.001 - 55.000	21	4,887,402	0.9	7.38	343	616	31.0	52.7	76.3	29.1	39.0
55.001 - 60.000	20	3,646,878	0.7	7.88	357	571	14.3	59.1	70.0	13.3	39.0
60.001 - 65.000	52	10,519,253	1.9	8.00	354	575	27.8	63.8	60.3	10.0	37.9
65.001 - 70.000	77	17,077,255	3.1	7.48	355	574	31.8	68.7	80.7	9.6	40.1
70.001 - 75.000	102	19,158,579	3.5	7.61	354	580	47.7	74.0	95.3	22.1	42.1
75.001 - 80.000	214	48,791,256	8.9	7.12	357	606	55.4	79.3	96.7	12.1	41.6
80.001 - 85.000	185	40,585,762	7.4	7.30	356	600	58.0	84.5	97.4	21.2	41.8
85.001 - 90.000	333	78,296,689	14.3	7.17	355	632	59.9	89.5	95.6	27.6	42.0
90.001 - 95.000	164	35,375,360	6.5	7.13	355	640	66.0	94.8	98.1	12.2	41.7
95.001 - 100.000	1,605	286,069,682	52.2	6.94	357	652	60.8	99.9	99.8	8.4	42.8
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Documentation Type	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Full	1,904	315,816,526	57.7	7.01	355	622	100.0	92.8	97.6	17.8	42.1
Reduced	494	125,061,130	22.8	6.92	357	661	0.0	94.0	97.2	5.6	41.8
No Income/ No Asset	32	6,207,036	1.1	6.93	353	646	0.0	81.3	100.0	49.0	43.3
Stated Income / Stated Assets	371	100,459,705	18.3	7.62	357	632	0.0	84.9	92.5	8.6	42.8
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Purpose	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Purchase	1,673	334,424,781	61.1	6.93	357	651	56.9	97.0	98.5	6.7	42.6
Refinance - Rate Term	62	10,931,841	2.0	7.00	350	633	64.3	95.0	98.5	21.7	42.1
Refinance - Cashout	1,066	202,187,775	36.9	7.38	355	602	58.6	82.3	93.4	24.8	41.4
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Occupancy Status	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Primary	2,696	529,003,353	96.6	7.06	356	633	58.3	92.1	100.0	13.6	42.3
Second Home	12	3,745,208	0.7	7.51	358	630	26.8	78.5	0.0	32.5	39.8
Investor	93	14,795,836	2.7	8.22	355	609	43.8	72.6	0.0	11.9	37.6
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Property Type	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Single Family Residence	2,435	461,737,984	84.3	7.11	356	630	58.0	91.4	97.0	13.9	42.0
PUD	127	32,522,848	5.9	6.84	355	649	53.2	93.2	97.2	4.4	42.0
2-4 Family	113	29,452,756	5.4	7.33	355	632	55.4	89.3	90.7	23.3	43.9
Condo	126	23,830,809	4.4	6.86	356	657	61.0	94.5	95.3	10.3	42.9
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
State	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
California	518	162,599,374	29.7	6.79	357	652	43.5	92.6	96.3	4.5	43.2
Florida	219	39,737,138	7.3	7.15	354	626	63.3	89.9	97.3	17.2	42.2
Georgia	301	37,503,178	6.8	7.27	354	628	68.3	95.2	96.5	15.0	40.5
Maryland	104	26,592,087	4.9	6.95	356	624	54.6	89.5	99.4	19.2	42.4
New York	80	25,517,049	4.7	7.06	357	640	47.7	87.3	91.6	24.7	43.9
Virginia	122	24,924,982	4.6	7.16	356	632	75.2	92.2	96.9	15.5	41.3
New Jersey	75	19,656,800	3.6	7.10	356	622	49.5	86.1	99.0	11.5	42.2
Illinois	107	18,793,761	3.4	7.14	355	632	62.5	91.6	98.1	14.9	42.5
Arizona	89	16,685,793	3.0	7.06	358	615	61.2	92.7	96.0	6.2	39.9
Nevada	74	16,600,860	3.0	7.25	357	622	61.0	93.3	98.6	4.1	44.2
Washington	80	16,239,740	3.0	6.64	357	641	61.7	95.8	99.6	6.2	42.1
Texas	160	14,871,790	2.7	7.94	351	617	72.4	93.3	97.3	31.5	41.1
Massachusetts	47	12,716,073	2.3	6.99	358	637	62.5	91.8	95.7	13.1	42.1
Colorado	61	11,514,232	2.1	6.79	356	654	55.7	93.7	100.0	19.2	42.4
Minnesota	54	9,159,672	1.7	7.03	357	633	56.4	94.0	94.6	8.7	42.6
Other	710	94,431,869	17.2	7.55	355	610	70.6	89.4	95.6	24.1	40.7
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
WAM	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
1 - 60	1	6,677	0.0	10.95	58	573	100.0	95.0	100.0	100.0	37.5
61 - 120	17	254,958	0.0	9.98	117	636	57.2	80.1	60.2	100.0	41.8
121 - 180	44	2,672,605	0.5	8.26	177	613	87.6	76.1	96.1	100.0	37.1
181 - 240	26	1,494,726	0.3	8.42	237	621	70.2	87.7	100.0	100.0	41.5
241 - 300	10	1,330,242	0.2	8.93	294	585	100.0	83.0	100.0	93.8	33.1
301 - 360	2,703	541,785,189	98.9	7.08	357	633	57.4	91.6	96.6	12.8	42.2
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Product	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Arm 2/28	1,271	280,625,191	51.3	7.15	358	618	53.5	89.2	95.4	0.0	41.9
Arm 2/28 IO	588	168,848,387	30.8	6.66	357	661	55.2	96.9	98.6	0.0	43.0
Arm 3/27	37	7,981,220	1.5	6.75	357	632	50.9	87.1	100.0	0.0	40.3
Arm 3/27 IO	46	12,617,529	2.3	6.38	357	659	87.3	96.2	96.8	0.0	42.0
Arm 5/25	6	1,592,150	0.3	7.12	358	620	24.9	77.2	100.0	0.0	40.2
Arm 5/25 IO	2	583,837	0.1	6.57	356	655	100.0	100.0	100.0	0.0	49.0
Arm 6 Month	1	374,395	0.1	7.10	358	679	0.0	86.2	100.0	0.0	43.1
Fixed Balloon	138	5,781,067	1.1	10.35	357	632	70.8	98.7	100.0	100.0	43.0
Fixed Rate	706	67,083,414	12.3	7.91	345	618	74.7	87.3	95.6	100.0	40.9
Fixed Rate IO	6	2,057,204	0.4	6.60	357	634	100.0	84.3	100.0	100.0	49.1
Total:	2,801	547,544,396	100.0	7.10	356	633	57.7	91.5	96.6	13.7	42.1

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC		WA	%	CLTV*	%	%	DTI
Margin (%)	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
0.01 - 4.00	34	8,376,700	1.8	7.14	357	652	32.7	92.2	100.0	0.0	43.0
4.01 - 4.50	86	21,976,817	4.6	6.29	357	662	60.2	94.0	100.0	0.0	42.7
4.51 - 5.00	164	39,801,438	8.4	6.48	357	661	53.7	96.4	99.6	0.0	42.4
5.01 - 5.50	276	64,121,311	13.6	6.53	357	660	54.4	95.5	100.0	0.0	42.5
5.51 - 6.00	278	67,939,295	14.4	6.58	357	653	44.2	93.6	98.6	0.0	43.0
6.01 - 6.50	242	58,201,977	12.3	6.86	357	641	54.9	92.6	95.7	0.0	41.7
6.51 - 7.00	563	158,212,804	33.5	7.02	357	625	60.4	91.4	93.8	0.0	42.4
7.01 - 7.50	125	23,392,155	4.9	7.91	358	583	50.6	84.3	98.4	0.0	41.4
7.51 - 8.00	95	17,436,748	3.7	8.38	358	569	55.8	83.0	92.2	0.0	40.7
8.01 - 8.50	38	6,061,381	1.3	8.84	358	552	68.0	85.6	98.4	0.0	41.1
8.51 - 9.00	33	5,057,548	1.1	9.04	357	559	63.7	82.7	95.4	0.0	39.4
9.01 - 9.50	12	1,594,636	0.3	9.59	357	538	29.7	72.8	100.0	0.0	40.4
9.51 - 10.00	4	379,797	0.1	10.29	357	532	72.8	74.9	100.0	0.0	42.7
10.01 - 10.50	1	70,104	0.0	10.54	358	556	100.0	80.0	0.0	0.0	14.4
Total:	1,951	472,622,711	100.0	6.94	357	635	54.9	92.1	96.7	0.0	42.3